UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 2, 2004

J.P. MORGAN CHASE & CO.

(Exact Name of Registrant as Specified in its Charter)
Delaware (State or Other Jurisdiction of Incorporation)	1-5805 (Commission File Number)	13-2624428 (IRS Employer Identification Number)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Office)		(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Item 5. Other Events

On June 2, 2004, J.P. Morgan Chase & Co. announced that Donald H. Layton, Vice Chairman, will retire upon completion of the firm's merger with Bank One. Attached as an exhibit is a copy of the press release with respect to the foregoing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

The following is furnished as an exhibit to this report:

99.1 Press release dated June 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO.
Date: June 8, 2004	By:	/s/ Anthony J. Horan
	Name: Title:	Anthony J. Horan Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 2, 2004